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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 22, 2002

                          Storage Computer Corporation
         ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


              DELAWARE                  1-13616               02-045093
  -----------------------------    ----------------     --------------------
  (State or other jurisdiction        (Commission         (IRS Employer
          of incorporation)           File Number)       Identification No.)


         11 Riverside Street, Nashua, NH                03062-1373
   -----------------------------------------        ------------------
    (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: (603) 880-3005


                                 Not Applicable

                           --------------------------
       (Registrant's Name of Former Address, if Change Since Last Report)




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ITEM 5. OTHER EVENTS.

On March 22, 2002, the Registrant issued a press release giving notice and information as to its filing of an additional patent infringement action against Veritas Software Corporation

A copy of the Registrant's press release dated March 22, 2002 is attached as
Exhibit 99 hereto and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99. Press Release dated March 22, 2002 (filed herewith).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2002                        STORAGE COMPUTER CORPORATION




                                            By:  /s/ Peter N. Hood
                                               --------------------------------
                                            Name: Peter N. Hood
                                            Title: Chief Financial Officer

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